                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    Form 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934





                           Date of Report: May 9, 2001
                  Date of earliest event reported: May 7, 2001





                            INDUSTRIAL HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



                                 State of Texas
                         (State or other jurisdiction)

                                    000-19580
                            (Commission File Number)

                                   76-0289495
                      (I.R.S. Employer Identification No.)



                       7135 Ardmore, Houston, Texas 77054
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (713) 747-1025


          (Former Name or Former Address, if Changed Since Last Report)

Item 1.  (b)  Changes in Control of Registrant

         On May 7, 2001, Industrial Holdings, Inc. ("IHI"), T-3 Energy Services, Inc. ("T-3"), and First Reserve Fund VIII, L. P. ("First Reserve"), entered into an Agreement and Plan of Merger (the "Merger Agreement") that, if consummated, will result in a change of control of IHI. The Merger Agreement provides for a business combination to be effected by a merger of T-3 into IHI as a result of which IHI shall be the surviving corporation (the "Merger"). Consummation of the Merger is subject to certain conditions, including approval by the shareholders of IHI and T-3. Upon consummation of the Merger, the current stockholders of T-3 will own a majority of the outstanding stock of IHI. The Merger Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference in its entirety.

         In connection with the proposed Merger, IHI will file a joint proxy statement/prospectus with the Securities and Exchange Commission (the "SEC") in which the common stock exchange ratio and the relative resultant share ownership of the current IHI and T-3 shareholders will be fully described. IHI URGES INVESTORS TO READ THE JOINT PROXY STATEMENT/ PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain a copy of the joint proxy statement/prospectus (when available) and other documents filed by IHI free of charge at the SEC's website, http://www.sec.gov or at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549.

         IHI, its officers, directors and certain other employees of IHI may be soliciting proxies from IHI shareholders in favor of the merger and may be deemed to be "participants" in the solicitation under the rules of the SEC. Information regarding the interests of participants in the solicitation will be set forth in the joint proxy statement/prospectus when it becomes available.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits

Exhibit
  No.     Description of Exhibit                                   Reference
(2.1)     Agreement and Plan of Merger dated May 7, 2001
          among IHI, T-3 Energy Services, Inc., and First
          Reserve Fund VIII, L. P.                               Filed herewith.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Industrial Holdings, Inc.
                                              (Registrant)



    Date: May 9, 2001                         By /s/ Titus H. Harris, III
                                              Titus H. Harris, III
                                              Chief Financial Officer

                                 EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION
-------       -----------
(2.1)         Agreement and Plan of Merger dated May 7, 2001
              among IHI, T-3 Energy Services, Inc., and First
              Reserve Fund VIII, L. P.                          Filed herewith.